Supplement dated October 21, 2011 to

Evermore Funds Trust

Statement of Additional Information dated April 30, 2011

This supplement makes the following amendments to disclosures in the Statement of Additional Information (“SAI”) dated April 30, 2011.

Approval of Nathan Gantcher as Trustee
Effective October 20, 2011, Nathan Gantcher was unanimously approved by the independent and interested Trustees to serve as an independent trustee and Chairman of the Board of Trustees.  Mr. Gantcher will also serve on the following committees of the Trust Board:  Audit, Nominating and Governance (chair), Compliance, and Valuation.

Accordingly, the table on page 28 of the SAI is replaced with the following:

Independent Trustees(1)
Name and Birth Year	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships / Trusteeships Held by Trustee During Past 5 years
Nathan Gantcher (1940)	Trustee	Indefinite Term; Since 2011	Managing Member, EXOP Capital LLC, an investment firm (2005 – present)	2
Director, Mack-Cali
Realty Corporation;
Trustee, Anti-
Defamation League
Foundation; Former
Director, Centerline
Holding Company;
Former Director, NDS
Group plc; Former
Director, Liberty
Acquisition Holdings
Corp.; Former Director,
Liquidnet Holdings,
Inc.

Eugene Bebout III (1959)	Trustee	Indefinite Term; Since 2009	Chief Financial Officer and Chief Operating Officer, Herbert L. Jamison & Co., LLC, an Insurance Agent and Broker (2002 – present)	2	Director & Treasurer, Summit Lacrosse Club; Audit Committee Chair, Summit Area YMCA

        _________________________
(1) Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
(2) Each Trustee serves until resignation or removal from the Board of Trustees.

In addition, the following disclosure is added to the “Description of Trustees” disclosure under the section entitled “MANAGEMENT OF THE FUNDS – BOARD OF TRUSTEES”:

“Nathan Gantcher. Mr. Gantcher is the independent Chairman of the Trust.  He is an experienced business executive with service in the financial industry for over 40 years.  He is Managing Member of EXOP Capital, Inc., an investment firm.  Prior to starting EXOP Capital, Mr. Gantcher was co-Chairman and CEO of Alpha Investment Management, which was sold to Safra National Bank in 2004.  Mr. Gantcher served as Vice Chairman of CIBC World Markets Corporation from 1997 to 2002.  Prior to that, Mr. Gantcher served as President and co-CEO President of Oppenheimer & Company from 1983 to 1997 when it was acquired by CIBC.  Mr. Gantcher currently serves as a director of Mack-Cali Realty Corp., a publicly traded real estate company, as a trustee of the Anti-Defamation League Foundation, as a member of the steering committee of the Wall Street division of the U.J.A., and as a member of the Board of Overseers at Columbia Business School.  Mr. Gantcher served as a member of the Board of Trustees of Tufts University for 20 years and as Chairman of the Board for 8 years before retiring in 2003.  Mr. Gantcher received a B.A. from Tufts University and an M.B.A. from Columbia University.”

Approval of Eugene Bebout III as Chair of Valuation Committee
Effective October 20, 2011, Eugene Bebout III was unanimously approved by the independent and interested Trustees to serve as Chair of the Valuation Committee.  Mr. Bebout also currently serves as Chair of the Audit Committee.

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Please retain this supplement for future reference.